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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2021

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 5000
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 29, 2021, the Board of Directors (the “Board”) of Lyft, Inc. (the “Company”) appointed Ariel Cohen to serve as a member of the Board and as a member of the Compensation Committee of the Board.
Since May 2015, Mr. Cohen has served as the Chief Executive Officer and Co-Founder of TripActions, Inc., a corporate travel management and payments platform. From April 2013 to May 2015, Mr. Cohen served as Vice President, Product Management at Jive Software, Inc., a provider of social business software. From May 2012 to April 2013, Mr. Cohen served as the Chief Executive Officer and Co-Founder of StreamOnce, Inc., a business multimedia integration platform which was acquired by Jive Software, Inc. From December 2010 to May 2012, Mr. Cohen served as Senior Director, Product Management at Jive Software, Inc. Prior to Jive Software, Inc., Mr. Cohen served in various senior roles at Hewlett-Packard Company, a multinational information technology company. Mr. Cohen holds a B.A. in Economics from The College of Management Academic Studies (Colman) and an E.M.B.A. from Northwestern University, Kellogg School of Management in partnership with Tel Aviv University.
There are no arrangements or understandings between Mr. Cohen and any other person pursuant to which Mr. Cohen was appointed to serve on the Board. There are no family relationships between Mr. Cohen and any other director or executive officer of the Company, and there have been no transactions between Mr. Cohen and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Cohen will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 27, 2020. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with Mr. Cohen, which agreement is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-229996) filed with the SEC on March 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date: March 30, 2021	/s/ Brian Roberts
Brian Roberts
Chief Financial Officer